Exhibit 10.7

Execution Version

MXENERGY INC.

AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AGREEMENT AND
AMENDMENT NO. 1 TO AMENDED AND RESTATED SECURITY AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AGREEMENT AND AMENDMENT NO. 1 TO AMENDED AND RESTATED SECURITY AGREEMENT (the “Amendment”) is dated as of December 19, 2005 and entered into by and between MxEnergy Inc., a Delaware corporation (the “Company”), and Sowood Commodity Partners Fund LP (the “Lender”). This Amendment amends (i) the Amended and Restated Loan Agreement (as amended, amended and restated, supplemented or otherwise modified, the “Loan Agreement”) dated as of November 14, 2003 by and between the parties hereto and (ii) the Amended and Restated Security Agreement (as amended, amended and restated, supplemented or otherwise modified, the “Security Agreement”) dated as of November 14, 2003 by and between the parties hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement or the Security Agreement, as applicable.

RECITALS

WHEREAS, the parties hereto entered into the Loan Agreement, which provides for a loan facility to the Company;

WHEREAS, the parties hereto entered into the Security Agreement which secures the Company’s obligations under the Loan Agreement; and

WHEREAS, the Company has requested and the Banks have agreed to make certain amendments to the Loan Agreement and the Security Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                       Amendments to Loan Agreement.

(a)                                  Section 5.2 of the Loan Agreement is hereby amended by (i) deleting the word “and” after clause (vii) of the definition of “Permitted Indebtedness” and (ii) inserting the following after clause (vii) of the definition of “Permitted Indebtedness”:

“and (viii) indebtedness permitted under Section 6.02 of the Credit Agreement dated as of December 19, 2005 among the Company, MxEnergy Electric Inc., MxEnergy Holdings Inc. and certain subsidiaries thereof, the lenders from time to time party thereto and Société Générale, as administrative agent (the “SG Credit Agreement”)”

(b)                                 Section 5.5 of the Loan Agreement is hereby amended by adding the words “and Distributions permitted under Section 6.06 of the SG Credit Agreement as of the date of the SG Credit Agreement (other than (i) subsection (b) thereof and (ii) with respect to subsection (e) thereof, the inclusion of such subsection shall not be deemed to supersede or amend the terms of any document or instrument governing such Subordinated Indebtedness (as such term is defined in the SG Credit Agreement))” immediately after the words “other than Lathi” in the parenthetical in the first sentence thereof.

(c)                                  Section 5.7.1 of the Loan Agreement is hereby deleted in its entirety and the following Section is inserted in lieu thereof:

“5.7.1      Annual Reports. MXE shall furnish to Lathi as soon as available, and in any event within 120 days after the end of each fiscal year, the balance sheet of MxEnergy Holdings Inc. (“Holdings”) as of the end of such fiscal year, and the statements of income, changes in shareholder equity and cash flows of Holdings for such fiscal year and comparative figures for the immediately preceding fiscal year, all consistent in scope and detail to the audited financial statements for Holdings’ fiscal year ended June 30, 2005 previously provided to Lathi, and accompanied by: (i) reports of independent certified public accountants of recognized national standing reasonably satisfactory to Lathi containing no material qualification, to the effect that they have audited the foregoing financial statements in accordance with generally accepted auditing standards and that such financial statements present fairly, in all material respects, the financial position of Holdings at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP; and (ii) a certificate of the chief financial officer of MXE to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof, and what action MXE has taken, is taking or proposes to take with respect thereto.”

2.                                       Amendment to Security Agreement. Section 3.3 of the Security Agreement is hereby amended by deleting clause (d) thereof in its entirety and inserting the following clause (d) in lieu thereof:

“(d) Liens securing indebtedness described in clauses (iii), (iv), (viii) and (ix) of the definition of Permitted Indebtedness”

3.                                       Consent to New Credit Agreement. The Lender hereby consents to the execution and delivery by the Company of the Credit Agreement dated as of December 19, 2005 among the Company, MxEnergy Electric Inc., MxEnergy Holdings Inc. and certain subsidiaries thereof, the lenders from time to time party thereto and Société Générale, as administrative agent and the incurrence by the Company of its obligations thereunder and under the documents executed in connection therewith.

4.                                       Termination of Term Loan Facility. The parties hereto agree that the Company shall no longer have to ability to request or receive any Term Loans pursuant to Section 1.1.2 of the Loan Agreement.

5.                                       Legend on Credit Documents. All of the Credit Documents shall be deemed to be amended to add the following legend thereon:

“This instrument and the rights and obligations evidenced hereby are and shall at all times be and remain subordinated in right of payment to the extent and in the manner set forth in that certain Subordination and Intercreditor Agreement dated as of December 19, 2005 among (a) Société Générale, as Credit Agreement Representative, (b) Virginia Power Energy Marketing, Inc., a Virginia corporation, and each additional counterparty which becomes a party to such Subordination and Intercreditor Agreement in compliance with Section 10.12 thereof, (c) Sowood Commodity Partners Fund LP, a Delaware limited partnership, (d) MxEnergy Holdings Inc., a Delaware corporation, and (e) MxEnergy Inc., a Delaware corporation, and MxEnergy Electric Inc., a Delaware corporation, and each of the other Loan Parties (as defined therein) party thereto to the prior payment in full of all Senior Obligations (as defined therein), as amended, supplemented, or otherwise modified from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of such Subordination and Intercreditor Agreement.”

6.                                       Effectiveness of Amendments. This Amendment shall become effective on the date on which the Company and the Lender have executed and delivered the same.

7.                                       Representations and Warranties; No Default or Event of Default. On the date of effectiveness of this Amendment, the Company shall be deemed to have certified to the Lender that, after giving effect to the amendments contained herein that become effective on such date (i) all of the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date thereof with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and (ii) no Default or Event of Default exists as of such date.

8.                                       Miscellaneous.

(a)                                  This Amendment modifies the Loan Agreement and the Security Agreement to the extent set forth herein, is hereby incorporated by reference into the Loan Agreement and Security Agreement and is made a part thereof. On and after the effective date, each reference in the Loan Agreement or the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement or Security Agreement, as applicable, and each reference in the other Credit Documents to the “Loan Agreement”, “Security Agreement,” “thereunder”, “thereof” or words of like import referring to the Loan Agreement or Security Agreement shall mean and be a reference to the Loan Agreement or Security Agreement as amended by this Amendment.

(b)                                 Except as specifically amended by this Amendment, the Loan Agreement, the Security Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under, the Loan Agreement, the Security Agreement or any of the other Credit Documents.

(d)                                 Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(e)                                  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

(f)                                    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MXENERGY INC.

By:	/s/ Carole R. Artman-Hodge
Name: Carole R. Artman-Hodge
	Title:	Executive Vice President, Chief Operating Officer & Secretary

SOWOOD COMMODITY PARTNERS LP

By:	Sowood Commodity Partners GP LP, its General Partner

By:	Sowood GP LLC, its General Partner

By:	/s/ Megan Kelleher
Name: Megan Kelleher
Title: Member